                                                                  EXHIBIT (10)-4

                               SECURITY AGREEMENT
                               ------------------



     This Security Agreement ("Agreement") is entered as of the 30th of September, 1998 by Grand Havana Enterprises, Inc., a Delaware corporation, (the"Debtor"), and United Leisure Corporation, a Delaware corporation (the "Secured Party").


                                    RECITALS
                                    --------

     A. The Secured Party has agreed to lend the Debtor the sum set forth in the attached Secured Promissory Note (the "Replacement Note").

     B. As a condition of Secured Party agreeing to accept the Replacement Note in consideration for making the loan evidenced by the Secured Party has required that Debtor enter into this Security Agreement and pledge certain collateral, as hereinafter described, to assure the Secured Party receives the benefits of the service contracts.

     NOW, THEREFORE, in consideration of the above premises, and for other good and valuable consideration the receipt of which Debtor hereby acknowledges, Debtor agrees as follows:

                                    ARTICLE

1. AGREEMENT

1.1    The Collateral.  For value received, Debtor hereby pledges, assigns and
       --------------
grants to Secured Party without any recourse to Debtor except as provided herein and subject to the provisions of this Agreement, a security interest in the following described personal property (the "Collateral"):

     See Exhibit "A" attached hereto and incorporated herein by this reference.

1.2    Grant of Security Interest.  For value received, Debtor hereby pledges,
       --------------------------
assigns, and grants to Secured Party, without any recourse to Debtor whatsoever and subject to the provisions of this Agreement, a security interest in the personal property described in Section 1.1 hereof which shall be referred to as the "Collateral."

                                    Page -1-

1.3    The Obligations.  The Collateral secures and will secure the prompt and
       ---------------
unconditional payment of the "Obligations." As used in this Agreement, the term "Obligations" means any and all amounts due to Secured Party as the successor-in-interest to the Debtor by virtue of the Replacement Note executed by the Debtor and delivered to the Secured Party.

1.1    Representations, Warranties and Covenants.  Debtor acknowledges and
       -----------------------------------------
agrees that Secured Party is relying on the representations and warranties and covenants in this Agreement as a condition precedent to the acceptance of the Replacement Note and that all such representations and warranties and covenants shall survive the execution and delivery of this Agreement and any bankruptcy, insolvency or similar proceedings. Debtor hereby represents and warrants to Secured Party and covenants for the benefit of Secured Party as follows:

        A. Debtor is (and with respect to all Collateral acquired hereafter, shall be) the sole legal and equitable owner of the Collateral free from any adverse claim, lien, security interest, encumbrance or other right, title or interest of any person, except for the security interest created hereby and for a prior security interest in the Collateral granted in favor of Harry Shuster dated as of August 15, 1998 securing payment of a promissory note in the principal face amount of Three Hundred Thousand and no/100 Dollars ($300,000.00). Debtor has the unqualified right and power to grant a security interest in the Collateral without the consent of any person and Debtor shall at Debtor's expense defend the Collateral against all claims and demands of all persons at any time claiming the Collateral or any interest therein adverse to Secured Party except to the extent that such prior interest is disclosed herein. Debtor shall not create, grant nor suffer to exist any pledge, security interest, lien, levy, garnishment, attachment, charge or encumbrance upon any of the Collateral (except in favor of Secured Party) and shall at all times keep the Collateral free from the same.

        B. If new or additional Collateral is pledged to Secured Party, then the same shall be deemed an increment to the Collateral and under pledge and assignment to Secured Party hereunder. If evidenced by a stock certificate, bond, warrant, debenture, certificate, or other Instrument or writing, then such securities shall (to the extent acquired or received by or placed under Debtor's control) be held in trust for and promptly delivered to Secured Party, together with duly executed stock powers in blank and any other assignments or endorsements as Secured Party may request. If any such securities are uncertificated, then Debtor shall immediately upon acquisition of such securities cause Secured Party to be registered as the transferee thereof on the books of the depository, custodian bank, clearing corporation, brokerage house, issuer or otherwise, as may be requested by Secured Party.

                                    Page -2-

        C. Without the prior written consent of Secured Party, Debtor shall not sell, transfer, assign, convey or otherwise dispose of any interest in any of the Collateral, nor enter into any contract or agreement to do so.

        D. Debtor shall pay when due all taxes or other governmental charges whatsoever levied against the Collateral and all assessments (including stock assessments) upon the Collateral, and Debtor shall pay any tax which may be levied on or assessed against this Agreement;

        E. Debtor, or if Debtor fails to do so, Secured Party shall pay on demand all filing fees and similar charges and all costs incurred by Secured Party in creating a security interest or securing and enforcing a security interest in the Collateral including the expenses and reasonable fees of Secured Party's legal counsel, whether or not involving litigation and/or appellate, administrative or bankruptcy proceedings. Debtor agrees to indemnify and hold Secured Party harmless on demand against all expenses, losses, consequences or damages incurred or suffered by Secured Party arising from or relating to any claim, demand, action or proceeding brought by any person(s) whomsoever in connection with or relating to the Collateral or this Agreement (including without limitation any court costs and the expenses and reasonable fees of Secured Party's legal counsel), except to the extent that a court of competent jurisdiction shall hold the same to be the result of Secured Party's own gross negligence or willful misconduct. Debtor shall pay any documentary stamp taxes, intangible taxes or other taxes (except for federal or state franchise or income taxes based on the net income of Secured Party) which may now or hereafter apply to the Collateral or this Agreement, and Debtor agrees to indemnify and hold Secured party harmless from and against any liability, costs, attorney's fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred. Debtor shall pay on demand, and indemnify and hold Secured Party harmless against, any and all present or future taxes, levies, imposts, deductions, charges and withholdings imposed in connection with this Agreement, the Collateral or the Obligations by the laws or governmental authorities of any jurisdiction or the United States of America. All sums payable by Debtor under this subparagraph are and shall be secured by the Collateral.

        F. There is no fact that the Debtor has not disclosed to Secured Party in writing that could materially adversely affect its properties, business or financial condition, or any Collateral. Debtor shall promptly notify Secured Party in writing if any event shall occur or become known to Debtor which has or could have any such materially adverse effect with respect to Debtor, or which changes the truth or correctness of any representation or warranty in this Agreement or which affects the value of, or any rights incidental to, any Collateral or the ability of Debtor or Secured Party to dispose of the same (including without

                                    Page -3-
              limitation the levy of any legal process or the filing of any lien against the Collateral or the adoption of any marketing order, arrangement or procedure affecting the Collateral, whether governmental or otherwise).

        G. Debtor shall not take or permit any action that may impair the Collateral or Secured Party's security interest therein, and shall not permit any of the Collateral to be used in violation of any statute or regulation or ordinance. Without limiting the foregoing, Debtor will not compromise, release, surrender or waive any rights of any nature whatsoever in respect of any of the Collateral without Secured Party's prior written consent, which Secured Party may grant or withhold in its sole discretion.

        H. Debtor shall immediately: (a) to the extent not previously delivered to Secured Party in compliance with the terms hereof, deliver to Secured Party any and all Instruments, securities, notes, drafts and acceptances included in the Collateral at the time and place and manner specified by Secured Party, together with any endorsements, stock powers in blank and assignments requested by Secured Party for their transfer to Secured Party or to any other person selected by Secured Party, all in form and substance satisfactory to Secured Party; and (b) execute, deliver and file any and all financing statements, continuation statements, mortgages, agreements, notices, vouchers, invoices, schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, proxies, certificates, deeds or other papers and/or perform any act which Secured Party may deem necessary or appropriate to create, perfect, preserve, validate or otherwise protect Secured Party's security interest in the Collateral or to enable Secured Party from time to time to exercise and enforce Secured Party's rights under this Agreement.

        I. The execution and delivery of this Agreement does not and shall not (a) violate any material provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Debtor, nor (b) result in a breach of, or constitute a default under, any indenture, bond, mortgage, lease, instrument, credit agreement, undertaking, contract or other agreement to which Debtor is a party or by which any of them or their respective properties may be bound or affected. This Agreement constitutes the legal, valid and binding obligation of the Debtor and is enforceable against Debtor in accordance with its terms.

1.5    Rights of Secured Party.  Debtor agrees with and for the benefit of
       -----------------------
Secured Party that:

        A. Secured Party shall have the right (but not the obligation) at its option to discharge or pay any taxes, assessments, liens, security interests or other encumbrances at any time levied or placed on or against the Collateral. Any

                                    Page -4-
              amount so paid or advanced by Secured Party shall be secured by the Collateral and shall be repayable by Debtor on demand.

        B. Secured Party may sign and file appropriate financing statements, security agreements, recording instruments or other documents or amendments thereto with respect to the Collateral or any portion thereof without the signature of Debtor, and Debtor shall reimburse Secured Party on demand for any reasonable costs advanced or incurred by Secured Party in connection therewith. At Secured Party's option, a carbon, photographic or other reproduction of this Agreement (or of any financing statement executed by Debtor) shall be sufficient as a financing statement.

        C. Debtor hereby irrevocably constitutes and appoints Secured Party its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Secured Party shall have the right, after the occurrence and during the continuance of an Event of Default, with full power of substitution either in Secured Party's or Debtor's name, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due with respect to or in connection with the Collateral; to endorse checks, drafts, orders and other instruments for the payment of money representing payment on account, dividends or other distribution with respect to or in connection with the Collateral or any part thereof and to give full discharge for the same; to settle, compromise, prosecute or defend any action, claim or proceeding with respect to the Collateral; and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the Collateral.

        D. Secured Party shall have such other rights as are provided under applicable law.

        E. Secured Party may take control of any Proceeds of Collateral at any time and may at its option apply any cash Proceeds of the Collateral (including without limitation any insurance proceeds or amounts payable in any lawsuit on account of the Collateral) to the payment of the Obligations, whether or not matured, in any manner deemed appropriate by Secured Party.

1.6    Events of Default.  For purposes of this Agreement, an "Event of Default"
       -----------------
shall exist hereunder upon the happening of any of the following events:

        A. The failure of Debtor to pay or to deliver to Secured Party any sum when due under the Replacement Note;

                                    Page -5-

        B. Any representation or warranty made in this Agreement or the Replacement Note shall prove false or misleading in any material respect, or Debtor shall fail to perform any covenant, agreement or undertaking under this Agreement or the Replacement Note;

        C. Debtor from and after the date hereof shall, or shall attempt to, encumber, subject to any further pledge or security interest, sell, transfer or otherwise dispose of any of the Collateral or any interest therein;

        D. All or any part of the Collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any lien;

        E. If the Debtor shall make an assignment for the benefit of creditors, file a petition in bankruptcy, apply to or petition any tribunal for the appointment of a custodian, receiver, intervenor or trustee for the Debtor or a substantial part of the Debtor's assets; or if the Debtor shall commence any proceeding under any bankruptcy, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or if any such petition or application shall have been filed or proceeding commenced against the Debtor or if any such custodian, receiver, intervenor or trustee shall have been appointed.

1.7    Rights and Remedies on Default.  If any of the foregoing Events of
       ------------------------------
Default shall occur, then Secured Party, in its sole discretion and without prior notice to Debtor, may at any time and from time to time during the continuation thereof take any or all of the following actions:

        A. Foreclose Secured Party's security interest(s) in any or all of the Collateral as provided by law;

        B. Sell, resell, discount or dispose of all or any portion of the Collateral, or endorse, assign and convey the same to any third party;

        C. Require Debtor to assemble Debtor's books, records, files, papers and other data pertaining to the Collateral and deliver them to Secured Party at Debtor's expense to a place designated by Secured Party;

        D. Exercise any and all other rights and remedies with respect to the Collateral which Secured Party may enjoy as a secured party under this Agreement, the California Commercial Code or any other applicable law.

     All rights, remedies and powers granted to Secured Party in this Agreement or the Replacement Note or by applicable law shall be cumulative and may be exercised singly or concurrently on one or more occasions. No delay in exercising or failure to exercise any of Secured Party's rights or remedies shall constitute a waiver thereof, nor shall any single

                                    Page -6-
or partial exercise of any right or remedy by Secured Party preclude any other or further exercise of that or any other right or remedy. No waiver of any right or remedy by Secured Party shall be effective unless made in writing and signed by Secured Party, nor shall any waiver on one occasion apply to any future occasion, but shall be effective only with respect to the specific occasion addressed in that signed writing.

1.8    Sale of the Collateral. With respect to any sale or disposition of any
       ----------------------
of the Collateral, whether made under the power of sale in this Agreement, under any applicable provisions of the California Commercial Code or other applicable law, or under judgment or order or decree in any judicial proceeding for the foreclosure of Secured Party's security interest or involving the enforcement of this Agreement:

        A. The Collateral may be sold, resold, assigned or delivered in one or more parcels, at the same or at different times, at public or private sale or at any broker's board or on any securities exchange if publicly traded at the time of the sale, for cash or on credit or for other property, for immediate or future delivery, and at such price(s) and on such terms as Secured Party may determine in its sole discretion, so long as such disposition is commercially reasonable. Without precluding any other methods of sale, the sale of the Collateral shall be deemed made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks or other financial institutions when disposing of similar property.

        B. Secured Party agrees to give Debtor not less than fifteen (15) business days prior written notice of the time and place of any non-judicial public sale of the Collateral and not less than fifteen (15) days prior written notice of the date after which Secured Party will effect a private sale of the Collateral. Debtor hereby waives any and all other demands, advertisements or notices except as required by law. In the case of any sale at a broker's board or on a securities exchange, the notice required by this subsection B shall identify the board or exchange at which such sale is to be made and the day on which the Collateral (or a portion thereof) will first be offered for sale. Any public sale of any of the Collateral shall be held at such time or times within ordinary business hours at such place or places as Secured Party may state in the notice or publication (if any) of such sale.

        C. Secured Party shall not be obligated to sell any of the Collateral if it determines not to do so, notwithstanding that notice of a sale of such Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made, without further notice, at the time and place identified in such announcement. In case of any sale of all or any part of the Collateral on credit or for future delivery, Secured Party may retain the Collateral sold until the sales price is paid by the purchaser(s) thereof, but

                                    Page -7-

              Secured Party shall not incur any liability if any such purchaser shall fail to take up and pay for the Collateral so sold, in which case such Collateral may again be sold upon like notice.

        D. Debtor understands that applicable federal and state laws restricting and imposing requirements on the sales of securities to the general public (the "Securities Laws") may affect the disposition of any securities and that Secured Party's concern that its sale or disposition of any such securities be in compliance with the Securities Laws may limit Secured Party's course of conduct in disposing or attempting to dispose of all or any part of such securities, and may also limit the extent to which or the manner in which any subsequent transferee may dispose of the same. Consequently, Debtor agrees that Secured Party may, in selling or disposing of any such securities, proceed in such manner and under such circumstances as it may deem necessary or advisable to assure compliance with all Securities Laws. Without limiting the generality of the foregoing, the Secured Party may, subject to compliance with applicable law, in its discretion: i) sell privately any such securities notwithstanding that such securities may be qualified or registered for sale to the general public; ii) approach and negotiate with a restricted number of potential purchasers to effect such sale; and iii) restrict such sale to purchasers as to their number, nature of business and investment intention (including, without limitation, to purchasers each of whom will represent and agree to the satisfaction of Secured Party that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such securities or part thereof), it being understood that Secured Party may require Debtor, and Debtor hereby agrees upon the written request of Secured Party to cause: a) a legend or legends to be placed on the certificates or Instruments to be delivered to such purchasers to the effect that the securities represented thereby have not been registered under the Securities Laws and setting forth or referring to restrictions on the transferability of such securities; b) the issuance of stock transfer instructions to the issuer's transfer agent, if any, with respect to such securities, or, if the issuer transfers its own securities, a notation in the appropriate records of such issuer; and to be delivered to the purchasers a signed acknowledgment of the issuer of such securities that, as concerns such securities, such purchasers shall be entitled to the rights of Debtor by virtue of their purchase of such securities from Secured Party.

        E. Debtor agrees, if requested by Secured Party, at Debtor's sole expense to take (and to cause any Issuer(s) of securities pledged and assigned hereunder to take) such actions, render such assistance and prepare, distribute and/or file such documents as Secured Party or its legal counsel may reasonably request in connection with the private or public sale of such securities. Debtor agrees to indemnify and hold harmless Secured Party and any underwriter against all loss, liability, expenses or claims (including the

                                    Page -8-
              reasonable cost of any investigation) which any of them may incur in connection with the sale of such securities to the extent that such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact by Debtor contained in any registration statement, prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact by Debtor required to be stated therein or necessary to make the statements therein not misleading, except to the extent due to the gross negligence or willful misconduct of Secured Party or any such underwriter.

        F. Secured Party may, to the fullest extent permitted by applicable law, bid for and purchase the Collateral in a commercially reasonable manner, and upon compliance with the terms of sale may hold, retain and possess and dispose of the same in its own absolute right.

        G. Upon consummation of any sale, Secured Party shall have the right to assign, transfer, endorse, convey and deliver to the respective purchaser(s) the Collateral or portion thereof so sold.

        H. A sale of the Collateral shall divest all right, title, interest, equity, redemption, claim and demand whatsoever of Debtor, including Debtors right to claim a percentage or royalty from the profits or proceeds derived from the Collateral and shall be a perpetual bar both at law and in equity against Debtor and Debtor's successors and assigns, and against any and all persons claiming or who may claim all or any part of the Collateral from, through or under any of them.

        I. To the fullest extent permitted by law, Debtor hereby waives any claims against Secured Party arising with respect to any decrease in the market value of any Collateral during the period held for sale, or arising by reason of the possibility that the price at which the Collateral may have been sold was less that the price that might have been obtained had the sale been otherwise effected.

        J. Secured Party shall have no obligation whatsoever to resort first to any other security which Secured Party may hold for the Obligations. Secured Party shall not incur any liability to Debtor as a result of the sale of any Collateral at any private sale conducted in a commercially reasonable manner, or as a result of any failure to sell or offer for sale any Collateral for any reason whatsoever or to exercise any other right, privilege, option or power to the fullest extent permitted by law granted to Secured Party hereunder.

        K. A written agreement to sell any Collateral, which agreement Secured Party in good faith deems itself bound to perform, shall be treated as a sale of

                                    Page -9-
              such Collateral and Secured Party shall be free to carry out such agreement. If such an agreement is then effective, Debtor shall not be entitled to the return of any Collateral subject thereto, even if after the date of such agreement all Events of Default shall have been cured or the Obligations shall have been fully paid and performed.

        L. After deducting all costs and expenses of every kind for taking, retaking, care, safekeeping, collecting, holding, preparing for sale, selling, delivering and the like (including legal costs, insurance, commission for sale, and reasonable attorney's fees) and all other charges against the Collateral, Secured Party shall apply the residue of the proceeds of any such sale or other disposition against any and all amounts remaining unpaid under the Obligations, all in such order of priority as Secured Party may determine in its sole and reasonable discretion.

1.9    Waiver of Rights.  To the fullest extent permitted by law, Debtor hereby
       ----------------
waives notice, demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold Debtor liable with respect to the obligations hereunder. Debtor hereby consents and agrees that, at any time and from time to time without notice to Debtor, Secured Party and any other owner(s) of any collateral or security given for the Obligations may agree to renew, extend, compromise, discharge or release the Obligations in whole or in part, and/or to release, increase, change, substitute or exchange all or any part of such collateral or security, or to modify the terms of the Obligations in any other way that Secured Party and such person(s) may deem appropriate; no such renewal, extension, compromise, discharge, release, increase, change, substitution, exchange or modification shall release or affect in any way the liability of Debtor or Secured Party's rights against the Collateral, and Debtor hereby waives any and all defenses and claims whatsoever based thereon. Until Secured Party receives all sums due with respect to the Obligations in immediately available funds, Debtor shall not be released from liability unless Secured Party expressly releases Debtor in a writing signed by Secured Party.

1.10   Interest.  All obligations of Debtor to Secured Party arising under this
       --------
Agreement shall bear interest, from the date when due until paid in full. All such interest is and shall be secured by the Collateral. Notwithstanding any contrary provision of the obligations, in no event shall any agreed to or actual exaction charged, reserved or taken as an advance or forbearance by Secured Party as consideration for the Obligations exceed the limits (if any) imposed or provided by the law applicable from time to time to the Obligations for the use or detention of money or for forbearance in seeking its collection; Secured Party hereby waives any right to demand such excess. In the event that the interest provisions of the Replacement Note or any exactions required thereunder shall result at any time or for any reason in an effective rate of interest that exceeds the maximum interest rate permitted by applicable law (if any), then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by Secured Party in excess of those lawfully collectible as interest shall be applied against the principal

                                   Page -10-
of the Obligations immediately upon Secured Party's receipt thereof, with the same force and effect as though the payor had specifically designated such extra sums to be so applied to principal and Secured Party had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments. During any time that any of the Obligations bear interest at the maximum lawful rate (whether by application of this paragraph or otherwise), interest shall be computed on the basis of the actual number of days elapsed and the actual number of days in the respective calendar year.

1.11   Actions or Proceedings.  With respect to any legal action or proceeding
       ----------------------
arising under this Agreement or the Replacement Note or concerning the Obligations and/or the Collateral, Debtor to the fullest extent permitted by law: (A) submits to the jurisdiction of the state and federal courts in the State of California; (B) agrees that the venue of any such action or proceeding may be laid in Los Angeles County and waives any claim that the same is an inconvenient forum; (C) to the extent not prohibited by applicable law waives any right to immunity from any such action or proceeding; and (D) waives any right to interpose any set off or counterclaim or to plead laches or any statute of limitations as a defense in any such action or proceeding, and waives all statutory provisions and requirements for the benefit of Debtor, now or hereafter in force. No provision of this Agreement shall limit Secured Party's right to serve legal process in any other manner permitted by law or to bring any such action or proceeding in any other competent jurisdiction.

1.12   Notices.  Except as otherwise provided in this Agreement for service of
       -------
legal process, any notice to Debtor shall be in writing and shall be deemed sufficiently made if delivered personally or if transmitted by postage prepaid first class mail (airmail if international) or by telegraph or by telex with confirmed answer back, to the address appearing below:

Debtor:

Grand Havana Enterprises, Inc.
1990 Westwood Blvd.
Los Angeles, CA.

Secured Party:

United Leisure Corporation
1990 Westwood Blvd.
Los Angeles, CA.

Any party may change its address for notice by giving written notice of the change.

1.13   Binding Effect.  The terms of this Agreement shall inure to the benefit
       --------------
of Secured Party and its successors and assigns and shall be binding upon Debtor and Debtor's permitted successors and assigns.

                                   Page -11-

1.14   Term.  This Agreement shall take effect when signed by Debtor and
       ----
delivered to Secured Party. This Agreement is a continuing agreement and shall remain in full force and effect until all the Obligations shall have been paid in full, unless earlier terminated by Secured Party in writing.

1.15   Interpretation.  If this Agreement is signed by more than one person,
       --------------
then the term "Debtor" as used in this Agreement shall refer to all such persons jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Agreement are made by and shall be binding upon each and every undersigned person, jointly and severally. Whenever used in this Agreement, the term "person" means any individual, firm, corporation, trust or other organization or association or other enterprise or any governmental or political subdivision, agency, department or instrumentality thereof. Whenever used in this Agreement, the terms "written" or "in writing" mean any form of written communication and any communication by means of telex, telecopier device, telegraph or cable.
Captions and paragraph headings contained in this Agreement are for convenience only and shall not affect its interpretation. Whenever used in this Agreement and unless the context otherwise requires, words in the plural include the singular, words in the singular include the plural, and pronouns of any gender include the other genders.

1.16   Cumulative Rights.  The rights of Secured Party under this Agreement are
       -----------------
in addition to, and not in substitution for, any rights available to Secured Party against Debtor at law or in equity, all of which are cumulative and may be exercised by Secured Party in whole or in part from time to time.

1.17   Miscellaneous.  Time is of the essence with respect to the provisions of
       -------------
this Agreement. This Agreement may be amended but only by an instrument in writing executed by the party to be burdened thereby. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

     WITNESS THE DUE EXECUTION  by Debtor as of the 30th day of September, 1998.

DEBTOR:

Grand Havana Enterprises, Inc.

  /s/  Harry Shuster
-----------------------------------------
By: Harry Shuster
Its:President

                                   Page -12-

                                  Exhibit "A"

                           DESCRIPTION OF COLLATERAL

        1. All membership initiation fees, membership dues whether paid monthly, annually or in some other periodic payment basis which are paid by patrons or members for club membership privileges at any of the following locations:


                     Grand Havana Room--Beverly Hills,CA.
                     Grand Havana Room--New York City, NY.
                     Grand Havana Room--Washington, D.C.

all of which shall be referred to herein as the "Clubs".


        2. All accounts, receipts, funds, held by or to be paid to the Debtor from the Clubs or from the retail stores located in Las Vegas, Nevada in the Bally's Hotel, known as the Grand Havana House of Cigars and the Grand Havana House of Cigars in Beverly Hills (collectively, the "Stores").

        3. The leasehold interests of the Debtor at the locations for the Clubs and the Store.

        4. All presently owned or hereafter acquired equipment, supplies, materials, machines, appliances, fixtures, furniture, furnishings, leasehold improvements, appurtenances of any description, and all additions and accessions thereto and replacements therefor; and

        5. All personal property of any description, now owned or hereafter to be acquired by or on behalf of Debtor, including, without limitation, inventory, work-in-progress, and supplies, and all additions and accessions thereto and replacements therefor; and

        6. All accounts, contract rights, general intangibles, receivables, and other documents, instruments, and other rights to the payment of money or performance of services, now existing or hereafter arising in any way relating to the business of Debtor or in connection with the use of the property described in (1) and (2) above; and

        7. All proceeds of the foregoing collateral, including whatever is receivable or received when collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

                                   Page -13-